Exhibit No. 99

BOAMS 05-11 - Price/Yield - 1A1

Balance	$100,000,000.00	Delay	24	WAC(1)	5.85631	WAM(1)	357
Coupon	5.75	Dated	11/1/2005	NET(1)	5.59981	WALA(1)	1
Settle	11/29/2005	First Payment	12/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-06 4/8	5.756	5.695	5.577	5.498	5.408
100-07 4/8	5.753	5.688	5.564	5.481	5.386
100-08 4/8	5.749	5.681	5.551	5.464	5.364
100-09 4/8	5.746	5.675	5.539	5.447	5.343
100-10 4/8	5.743	5.668	5.526	5.430	5.321
100-11 4/8	5.739	5.662	5.513	5.413	5.299
100-12 4/8	5.736	5.655	5.500	5.396	5.277
100-13 4/8	5.733	5.648	5.487	5.379	5.256
100-14 4/8	5.729	5.642	5.475	5.362	5.234

WAL	15.215	5.997	2.715	1.995	1.533
Mod Durn	9.255	4.699	2.418	1.823	1.424
Mod Convexity	1.359	0.353	0.086	0.049	0.031
Principal Window	Dec05 - Apr31	Dec05 - Feb20	Dec05 - Nov10	Dec05 - Apr09	Dec05 - May08
Principal # Months	305	171	60	41	30

LIBOR_1MO	4.14	4.14	4.14	4.14	4.14
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat 2YR 3YR 5YR 10YR
Yld 4.458 4.502 4.562 4.666

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-11 - Price/Yield - 1A3

Balance	$7,500,000.00	Delay	0	Index	LIBOR_1MO | 4.14	WAC(1)	5.85631	WAM(1)	357
Coupon	4.94	Dated	11/25/2005	Mult /Margin	1.0 / 0.8	NET(1)	5.59981	WALA(1)	1
Settle	11/29/2005	First Payment	12/25/2005	Cap/Floor	9.5 / 0.8

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-25	5.007	5.011	5.111	5.167	5.239
99-26	5.004	5.008	5.094	5.142	5.204
99-27	5.002	5.005	5.077	5.117	5.168
99-28	5.000	5.002	5.060	5.092	5.133
99-29	4.998	4.999	5.043	5.066	5.097
99-30	4.996	4.997	5.025	5.041	5.062
99-31	4.993	4.994	5.008	5.016	5.026
100-00	4.991	4.991	4.991	4.991	4.991
100-01	4.989	4.988	4.974	4.966	4.956

WAL	25.753	17.275	1.958	1.317	0.925
Mod Durn	14.061	11.250	1.819	1.243	0.881
Mod Convexity	2.916	1.713	0.045	0.023	0.013
Principal Window	Dec05 - Dec33	Dec05 - Apr27	Dec05 - Jul08	Dec05 - Sep07	Dec05 - Mar07
Principal # Months	337	257	32	22	16

LIBOR_1MO	4.14	4.14	4.14	4.14	4.14
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat 2YR 3YR 5YR 10YR
Yld 4.458 4.502 4.562 4.666

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.